Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Basis of Presentation and Consolidation

Basis of presentation and consolidation

The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

The consolidated financial statements include the financial statements of the Company and all its majority-owned subsidiaries from the dates they were acquired or incorporated. All intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

Use of estimates

The preparation of the consolidated financial statements in conformity with US GAAP requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Significant accounting estimates reflected in the Company’s consolidated financial statements include but are not limited to estimates and judgments applied in the allowance for receivables, write down of other assets, estimated useful lives of property and equipment, oil and gas depletion, impairment of long-lived assets, provision for post-employment benefit and going concern. Actual results could differ from those estimates and judgments.

Cash and Cash Equivalents

Cash and cash equivalents

Cash and cash equivalents consist of cash on hand, bank deposits and short-term, highly liquid investments that are readily convertible to known amounts of cash, and have insignificant risk of changes in value related to changes in interest rates with original maturities of three months or less, which are unrestricted as to withdrawal and use.

Restricted Cash

Restricted cash

Restricted cash include cash pledged for bank loan facilities, cash deposits in special account for the abandonment and site restoration and as performance guarantee in the oil and gas concessions in which the Company operates.

Financial Statements in United States Dollars

Financial statements in United States Dollars

The reporting currency of the Company is United States dollar (“USD”, “dollar”). The currency of the primary economic environment in which the operations of the Company are conducted is dollar. Therefore, the dollar has been determined to be the Company’s functional currency. Non-dollar transactions and balances have been translated into dollars for financial reporting purposes. Transactions in foreign currency (primarily in Indonesian Rupiahs – “IDR”) are recorded at the exchange rate as of the transaction date. Monetary assets and liabilities denominated in foreign currency are translated on the basis of the representative rates of exchange at the balance sheet dates. All exchange gains and losses from re-measurement of monetary balance sheet items denominated in non-dollar currencies are reflected in the statement of operations as they arise.

Accounts Receivable and Other Receivables, Net

Accounts receivable and other receivables

Accounts receivable and other receivables are recorded at net realizable value consisting of the carrying amount less an allowance for uncollectible accounts as needed. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable and other receivables. The Company determines the allowance based on aging data, historical collection experience, customer specific facts and economic conditions. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company did not have any off-balance-sheet credit exposure relating to its customers, suppliers or others. For the years ended December 31, 2020, 2019 and 2018, the Company did not record any allowances for doubtful accounts against its accounts receivable and other receivables nor did it charge off any such amounts, respectively.

Credit and Concentration Risk

Credit and concentration risk

As of December 31, 2020 and 2019, all of the Company’s accounts receivable result from the entitlement of Oil & Gas Property subject to amortization and profit sharing from the sale of the crude oil under the TAC and KSO by Pertamina. This concentration of receivables from one party may impact the Company’s overall credit risk, either positively or negatively, in that Pertamina may be similarly affected by changes in economic or other conditions.

For the years ended December 31, 2020, 2019 and 2018, 100% of the Company’s revenues were generated through the operatorship of Kruh Block. The Company does not believe that there will be any material adverse change in the operatorship of Kruh Block or the TAC and KSO.

Property and Equipment, Net

Property and equipment, net

Property and equipment are stated at cost less accumulated depreciation and accumulated impairment losses. Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use. Maintenance and repairs are charged to expense; major additions to physical properties are capitalized.

Depreciation of property and equipment is provided using the declining balance method over their estimated useful lives:

Useful life
Housing and welfare	10 years
Furniture and office equipment	5 years
Computer and software	5 years
Production facilities	5 years
Drilling and production tools	5 years
Equipment	5 years

Upon sale or disposal, the applicable amounts of asset cost and accumulated depreciation are removed from the accounts and the net amount less proceeds from disposal is charged or credited to income.

Impairment of Long-lived Assets

Impairment of long-lived assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. When these events occur, the Company assesses the recoverability of the long-lived assets by comparing the carrying value of the long-lived assets to the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition, where the fair value is lower than the carrying value, an impairment loss is recognized in the consolidated statements of operations and comprehensive (loss) income for the difference between the fair value, using the expected future discounted cash flows, and the carrying value of the assets.

Oil & Gas Property, Net, Full Cost Method

Oil & Gas Property, net, Full Cost Method

The Company follows the full-cost method of accounting for the Oil & Gas Property. Under the full-cost method, all productive and non-productive costs incurred in the acquisition, exploration and development associated with properties with proven reserves, such as the TAC and KSO Kruh Block, are capitalized. As of December 31, 2020 and 2019, all capitalized costs associated with Kruh’s reserves were subject to amortization. Capitalized costs are subject to a quarterly ceiling test that limits such costs to the aggregate of the present value of estimated future net cash flows of proved reserves, computed using the unweighted arithmetic average of the first-day-of the-month oil and gas prices for each month within the 12-month period prior to the end of reporting period, discounted at 10%, and the lower of cost or fair value of proved properties. If unamortized costs capitalized exceed the ceiling, the excess is charged to expense in the period the excess occurs. There were no cost ceiling write-downs for the years ended December 31, 2020, 2019 and 2018.

Depletion for each of the reported periods is computed on the units-of-production method. Depletion base is the total capitalized oil and gas property in the previous period, plus the period capitalization and future development costs. Furthermore, the depletion rate is calculated as the depletion base divided by the total estimated proved reserves that expected to be extracted during the operatorship. Then, depletion is calculated as the production of the period times the depletion rate.

For the years ended December 31, 2020, 2019 and 2018, the estimated proved reserves were considered based on the operatorship of the Kruh Block expiring in May 2030, as the Company completed all administrative steps of the process to obtain the extension of the operatorship of the Kruh Block in the last quarter of 2018 and the uncertainty regarding the extension was removed.

The costs associated with properties with unproved reserves or under development, such as Production Sharing Contract (“PSC”) Citarum Block, are not initially included in the full-cost depletion base. The costs include but are not limited to unproved property acquisition costs, seismic data and geological and geophysical studies associated with the property. These costs are transferred to the depletion base once the reserve has been determined as proven.

Deferred Charges

Deferred charges

Deferred charges mainly represent the compensation paid for the acquisition of the oil and gas mineral rights to the employer of the block, such as Pertamina or SKK Migas, for information, equipment and services, signature bonus and other fees required by law for the operatorship of a TAC, KSO or PSC. As these payments are made as part of the requirements for the participating in the bidding of the oil and gas operatorship contract, such payments are amortized on a straight-line basis throughout the contract period.

Asset Retirement Obligations

Asset retirement obligations

The Company measures its obligations for the retirement of the oil fields using various assumptions such as the expected period upon the expiry of the contract and the complete depletion of the oil deposits underground, the degree of the damage the operation had done to the oil field, and the related governmental requirements imposed on the Company as a contractor. The asset retirement obligation is reviewed and adjusted each quarter for any liabilities incurred or settled during the period, accretion expense and any revisions made to the estimated cash flows and changes required by Pertamina.

As of December 31, 2020 and 2019, asset retirement obligations were $321,253 and $222,344, respectively.

Provision for Post-employment Benefit

Provision for post-employment benefit

Post-employment benefits are recognized, pursuant to the regulatory requirements under the Indonesia Labor Law Article 167 Law No. 13 of 2003, to capture the amount the Company is obligated to pay, in lump-sum, to the employees hired under the governance of TAC and KSO upon its maturity. Such recognition is reviewed on an annual basis during the period in which the employees provide their services to the Company and is performed through the involvement of an actuary.

Actuarial gains or losses are recognized in the other comprehensive income (“OCI”) and excluded permanently from profit or loss. Expected returns on plan assets are not recognized in profit or loss. Expected returns are replaced by recognizing interest income (or expense) on the net defined asset (or liability) in profit or loss, which is calculated using the discount rate used to measure the pension obligation.

All past service costs will be recognized at the earlier of when the amendment/curtailment occurs or when the Entity recognizes related restructuring or termination costs.

Such changes are made in order that the net pension assets or liabilities are recognized in the statement of financial position to reflect the full value of the plan deficit or surplus.

The following table summarizes the quantitative information about the Company’s level 3 fair value measurements in the determination of the balance of the post-employment benefits, which utilize significant unobservable inputs:

Actuarial Assumption	December 31, 2020	December 31, 2019
Discount Rate	5.98%	4.93%
Expected Return on Plan Assets	N/A	4.93%
Wage Increase Rate	7.00%	9.00%
Mortality Rate	Table Mortality Index (“TMI”) of Indonesia, TMI IV 2019	Table Mortality Index (“TMI”) of Indonesia, 2011
Disability Rate	5% of TMI IV 2019	5% of TMI 2011
Normal retirement age	58 Years (All employees are assumed to retire at pension age). With work contract until May 22, 2030	58 Years (All employees are assumed to retire at pension age). With work contract until May 31, 2020

Withdrawal Rate	Age	Rate	Age	Rate
	20 – 29	5%	20 - 29	5%
	30 – 39	4%	30 - 39	4%
	49 – 44	3%	49 - 44	3%
	45 – 49	2%	45 - 49	2%
	50 – 57	1%	50 - 57	1%
	>57	0%	>57	0%

Revenue Recognition

Revenue recognition

The Company adopted ASC Topic 606, “Revenue from Contracts with Customers” on January 1, 2019, using the modified retrospective method applied to contract that was not completed as of January 1, 2019, the TAC with Pertamina. Under the modified retrospective method, prior period financial positions and results will not be adjusted. The cumulative effect adjustment recognized in the opening balances included no significant changes as a result of this adoption.

The Company recognizes revenue from the entitlement of Oil & Gas Property - Kruh Block Proven and profit sharing from the sale of the crude oil under the TAC and KSO with Pertamina, when the Entitlement Calculation Sheets have been submitted to Pertamina after the monthly Indonesian Crude Price (“ICP”) has been published by the Government of Indonesia. The Company delivers the crude oil it produces to Pertamina Jirak Gathering Station (“Pertamina-Jirak”), located approximately 3 miles away from Kruh Block. After the volume and quality of the crude oil delivered is accepted and recorded by Pertamina, Pertamina is responsible for the ultimate sales of the crude to the end-users. The total volume of crude oil sold is confirmed by Pertamina and, combining with the monthly published ICP, the Company calculates the entire amount of its entitlement with Pertamina through the Entitlement Calculation Sheets, at which point revenue is recognized.

The revenue is calculated based on the proceeds of the sales of the crude oil produced by the Company and conducted by Pertamina, For TAC with a 65% cap on the proceeds of such sale as part of the cost recovery scheme, on a monthly basis, calculated by multiplying the quantity of crude oil produced by the Company and the prevailing ICP published by the Government of Indonesia. In addition, the Company is also entitled to an additional 26.7857% of the remaining 35% of such sales proceeds as part of the profit sharing. Both of these two portions are recognized as revenue of the Company, net of tax. For KSO with a 80% cap on the proceeds of such sale as part of the cost recovery scheme, on a monthly basis, calculated by multiplying the quantity of crude oil produced by the Company and the prevailing ICP published by the Government of Indonesia plus 80% of the operating cost per bbl multiplying Non-Shareable Oil (“NSO”). In addition, the Company is also entitled to an additional 23.5294% (twenty-three point five two nine four percent) of the remaining 20% of such sales proceeds as part of the profit sharing. In the TAC, all oil produced is shareable between Pertamina and the Company, while in the KSO, a NSO production is determined and agreed between Pertamina and the Company so that the baseline production, with an established decline rate, belongs entirely to Pertamina, so that the Company’s revenue and production sharing portion shall be determined only from the production above the NSO baseline;

Accordingly, there were no significant changes to the timing or valuation of revenue recognized for sales of production from exploration and production activities.

The Company does not have any contract assets (unbilled receivables) since revenue is recognized when control of the crude oil is transferred to the refinery and the payment for the crude oil is not contingent on a future event.

There were no significant contract liabilities or transaction price allocations to any remaining performance obligations as of December 31, 2020 and 2019.

Income Taxes

Income taxes

The Company follows the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recorded for the estimated future tax consequences attributable to the differences between the financial carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using the tax rate in effect for the year in which those temporary differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in the year of the enacted rate change. A valuation allowance is established to reduce deferred tax assets if it is more likely than not that the related tax benefits will not be realized.

Uncertain Tax Positions

Uncertain tax positions

The Company follows the guidance of ASC Topic 740 “Income taxes”, which prescribes a more likely than not threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Topic also provides guidance on recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods, and income tax disclosures. The Company recognizes interest on non-payment of income taxes and penalties associated with tax positions when a tax position does not meet more likely than not thresholds be sustained under examination. The tax returns of the IEC’s subsidiaries are subject to examination by the relevant tax authorities. According to the Directorate General of Tax of the Republic of Indonesia, the statute of limitations is 10 years for the company keeping the documents transaction for tax examination. There is no statute of limitation in the case of tax evasion. The Company recognizes the provisions and any interest and penalties within the income tax expense line item in the accompanying Consolidated Statements of operations. The accrued provisions and any related interest and penalties are included in the other tax liabilities account.

For years ended December 31, 2020, 2019 and 2018, the Company did not have any material interest or penalties associated with tax positions nor did the Company have any significant unrecognized uncertain tax benefits. The Company does not expect that its assessment regarding unrecognized tax position will materially change over the following 12 months. The Company is not currently under examination by an income tax authority, nor has been notified that an examination is contemplated.

Non-controlling Interest

Non-controlling interest

A non-controlling interest in a subsidiary of the Company represents the portion of the equity (net assets) in the subsidiary not directly or indirectly attributable to the Company. Net loss and other comprehensive loss attributable to non-controlling shareholders are presented as a separate component on the consolidated statement of operations and comprehensive loss for the year ended December 31, 2018. There were no non-controlling interests presented on the consolidated balance sheets as of December 31, 2020 and 2019 as such non-controlling interest was bought out in the year end December 31, 2018.

Fair Value of Financial Instruments

Fair value of financial instruments

The Company records certain of its financial assets and liabilities at fair value on a recurring basis. Fair value is considered to be the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and considers assumptions that market participants would use when pricing the asset or liability. The established fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of inputs may be used to measure fair value include:

Level	1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level	2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level	3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The carrying values of the Company’s financial instruments, including cash and cash equivalents, restricted cash, accounts receivable, other receivables, accounts payables, due from and due to related parties, other current liabilities, accrued expenses and tax payables, approximate their fair values due to the short-term nature of these instruments.

Liabilities measured at fair value on a recurring basis by level within the fair value hierarchy as of December 31, 2020 and 2019 are as follows:

		Fair value measurement at reporting date using
	As of December 31, 2020	Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Provision for post-employment benefit	$68,701	$-	$-	$68,701

Fair value measurement at reporting date using
	As of December 31, 2019	Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Provision for post-employment benefit	$-	$-	$-	$-

Segment Reporting

Segment reporting

The Company uses the “management approach” in determining reportable segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker (CODM) for making operating decisions and assessing performance as the source for determining the Company’s reportable segments. The Company’s CODM has been identified as the chief executive officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Company.

The Company manages its business as a single operating segment engaged in upstream Oil and Gas industry in Indonesia. Substantially all of its revenues are derived in Indonesia. All long-lived assets are located in Indonesia.

Comprehensive Income

Comprehensive income

Comprehensive income consists of two components, net income and other comprehensive income. Other comprehensive income refers to revenue, expenses, gains and losses that under U.S. GAAP are recorded as an element of equity but are excluded from net income or loss. Other comprehensive income or loss consists of actuarial gain or loss for post-employment benefits.

Commitments and Contingencies

Commitments and contingencies

The Company’s estimated loss contingencies are accrued by a charge to income when information available before financial statements are issued or are available to be issued indicates that it is probable that an asset had been impaired, or a liability had been incurred at the date of the financial statements and the amount of the loss can be reasonably estimated. Legal expenses associated with the contingency are expensed as incurred. If a loss contingency is not probable or reasonably estimable, disclosure of the loss contingency is made in the financial statements when it is at least reasonably possible that a material loss could be incurred.

Recently Issued Accounting Standards

Recently issued accounting standards

The Company is an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). Under the JOBS Act, emerging growth companies (“EGCs”) can delay adopting new or revised accounting standards issued subsequent to the enactment of the JOBS Act until such time as those standards apply to private companies.

In February 2016, FASB issued ASU No. 2016-02, Leases (Topic 842). The guidance supersedes existing guidance on accounting for leases with the main difference being that operating leases are to be recorded in the statement of financial position as right-of-use assets and lease liabilities, initially measured at the present value of the lease payments. For operating leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election not to recognize lease assets and liabilities. In July 2018, ASU 2016-02 was updated with ASU 2018-11, Targeted Improvements to ASC Topic 842, which provides entities with relief from the costs of implementing certain aspects of the new leasing standard. Specifically, under the amendments in ASU 2018-11, (1) entities may elect not to recast the comparative periods presented when transitioning to ASC 842 and (2) lessors may elect not to separate lease and non-lease components when certain conditions are met. In November 2019, ASU 2019-10, Codification Improvements to ASC 842 modified the effective dates of all other entities. In June 2020, ASU 2020-05 defer the effective date for one year for entities in the “all other” category. For all other entities, the amendments in ASU 2020-05 are effective for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. Early application of the guidance continues to be permitted. The Company will adopt ASU 2016-02 from January 1, 2022. The Company is in the process of evaluating the effect of the adoption of this ASU.”

In June 2016, the FASB issued ASU No. 2016-13, “Financial Instruments – Credit Losses”, which will require the measurement of all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. Subsequently, the FASB issued ASU No. 2018-19, Codification Improvements to Topic 326, to clarify that receivables arising from operating leases are within the scope of lease accounting standards. Further, the FASB issued ASU No. 2019-04, ASU 2019-05, ASU 2019-10, ASU 2019-11 and ASU 2020-02 to provide additional guidance on the credit losses standard. For all other entities, the amendments for ASU 2016-13 are effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years, with early adoption permitted. Adoption of the ASUs is on a modified retrospective basis. The Company will adopt ASU 2016-13 from January 1, 2023. The adoption is not expected to have a material impact on its consolidated financial statements.

Other accounting pronouncements that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the Company’s consolidated financial statements upon adoption.